Description of Plan	12 Months Ended
Dec. 31, 2025
SBA Defined Contribution Plan for Primis Bank
Description of Plan
Description of Plan

1.   Description of Plan

The following description of the SBA Defined Contribution Plan for Primis Bank (the “Plan”) provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan’s provisions.

General

The Plan is a defined contribution plan covering substantially all employees of Primis Bank (the “Company”), the wholly-owned subsidiary of Primis Financial Corp. The management of the Company controls and manages the operation and administration of the Plan. Voya Financial served as the custodian as of December 31, 2025 and 2024. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Contributions

Each year, participants may contribute up to 100 percent of pretax annual compensation except irregular wage items, as defined in the plan document, as pre-tax and/or Roth after-tax elective deferrals, subject to Internal Revenue Code (“IRC”) limitations. Participants who have attained age 50 before the end of the plan year are eligible to make catch-up contributions. Participants may also contribute amounts representing distributions from other qualified plans and certain individual retirement accounts. Upon satisfying the Plan’s eligibility criteria, a participant will be automatically enrolled in the Plan to defer 3% of annual compensation on a pre-tax basis unless the participant (i) elects not to defer any annual compensation, or (ii) elects to defer a different percentage of annual compensation. The employer may make an Employer Base Contribution for each Plan year in such amount, if any, which the employer shall determine. Contributions are subject to certain limitations.

Investment Options

Participants direct the investment of their accounts into various investment options offered by the Plan. The Plan currently offers employer stock, common collective trust funds, a money market fund and mutual funds as investment options for participants.

Participant Accounts

Each participant’s account is credited with the participant’s contribution and allocations of the Company’s contributions, and plan earnings, and charged with benefit payments and transaction fees. Allocations are based on participant earnings or account balances, as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s vested account.

Vesting

Participants are immediately vested in their contributions plus actual earnings thereon. Vesting in the Company’s contributions is based on years of service, as defined in the Plan. Participants are 100 percent vested after two years of credited service.

Notes Receivable from Participants

Participants may borrow from their fund accounts a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50% of their vested account balance. The loans are secured by the balance in the participant’s account and bear interest at rates which are commensurate with local prevailing rates as determined by the plan administrator. At December 31, 2025, outstanding loans had interest rates ranging from 3.50% to 8.75%. Principal and interest are paid ratably through payroll deductions.

Payment of Benefits

On termination of service, a participant may elect to receive an amount equal to the value of the participant’s vested interest in his or her account in a lump sum payment or annuity as defined in the plan document. In-service hardship withdrawals are permitted from a rollover account. In-service severe hardship withdrawals are permitted from the pre-tax account.

Forfeitures

At December 31, 2025 and 2024, forfeited nonvested accounts were $25,958 and $272,358, respectively. During 2025, $314,609 of the forfeited nonvested accounts were used to reduce employer contributions and $52,540 were used to pay administrative expenses.